COAL LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into this the 22nd day of October, 1990, by and between MARY R. GILL, single, hereinafter referred to as LESSOR, and GWENCO, INC., a Kentucky corporation, of P.O. Box 372, Catlettsburg, Kentucky 41129, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Party of the First Part, hereinafter sometimes referred to as Lessor, does hereby let and lease her one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and minable coal owned by Lessor that can be mined and removed by any and all mining methods from all seams of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

> TRACT NO. 7A: BEGINNING at a small hickory on top of the hill between the head of Bee Tree Hollow and Falls Branch; thence W 27 W 3 poles to a small hickory; S 51 W 11 poles to hickory

on knob between Bee Tree and Burnt House hollow; thence down the point between said Hollow N 50 W 6 4/5 poles to a locust; N 44 W 9 2/5 poles to a chestnut oak; N 36 1/2 W 6 poles to a hickory; N 30 W 18 poles to a beech; N 24 W 11 poles to a white oak; N 2 1/2 W 11 4/5 poles to a white oak; N 2 1/2 W 11 4/5 poles to a white oak stump on a bench; N 78 E 1 3/5 poles to a beech; S 65 E 5 1/5 poles to a beech; S 58 1/2 E 6 3/5 poles to a beech S 66 E 3 3/5 poles to a beech; S 79 E 3 3/5 poles to a black gum; E 4 poles to a beech corner to Ida Slater, S 25 E 41 4/5 poles to the beginning, containing 5 3/4 acres.

TRACT NO. 7B: BEGINNING at a small maple and birch on a large rock corner to Amos Slaters second tract and with his reversed line S 20 E 31 poles to a small walnut; S 18 E 21 poles to a sycamore; S 22 E 19 3/5 poles to a stake 8 feet west of a marked buckeye; S 28 E 25 poles to a cherry; S 24 E 13 poles to a marked rock at the branch; thence up the branch S 77 W 9 1/5 poles; N 66 1/2 W 7 2/5 poles to a water birch; thence up the hill N 29 W 37 2/5 poles to a buckeye; N 23 W 35 poles to a white oak by a drain; N 36 1/2 W 16 poles to a white oak; N 25 1/2 W 21 poles to a small sourwood on a knob among some large rocks; S 73 E 18 1/5 poles to a chestnut; N 76 E 13 1/5 poles to a chestnut; N 76 E 13 1/5 poles to the beginning, containing 13 1/4 acres as shown in the plat filed with the commissioners report herein.

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years. Thereafter, this lease shall be automatically renewable for one additional Three (3) year term by the payment of the minimum

royalty provided for in this lease. Thereafter, this lease shall be automatically renewable, providing that the Lessee is conforming to the terms of this lease and is producing coal from the leased premises or from property owned or controlled by the Lessee which is located in and around the Hurricane Branch and Slater's Branch watershed areas of Pike County, Kentucky (the "Designated Area" as shown on the map attached hereto as Exhibit A), for additional Three (3) year terms until all the minable and merchantable coal is removed from the premises.

It is also understood that the Lessor will be notified when mining begins on the said property and that the Lessor will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

Lessee shall pay to Lessor a minimum royalty of Five Hundred Dollars ($500.00) per year for each and every year that this lease remains in effect, with the first payment being due on the effective date of this lease and all remaining payments shall be payable in advance on or before the anniversary of the effective date of this lease for all future lease years. All minimum royalty payments made hereunder shall be fully recoupable against tonnage

royalties that would otherwise be due and payable to Lessor hereunder.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessor or her duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report and pay Lessor for all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherence to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative agencies.

It is further agreed that the Lessor shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time she may desire to do so at her own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury and property damage, and to save the Lessor harmless from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations. (A copy of certificate of insurance for liability and compensation will be furnished to Lessor.)

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessor agrees that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the Lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessor shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the mining operations conducted under the Lease

now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) T E R M I N A T I O N

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessor shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessor shall in any way waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessor by giving notice in writing of her intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

Notwithstanding anything to the contrary in this Lease, if a controlling interest in the stock of the Lessee is sold to Island Creek Corporation, or any of its subsidiaries, then the Lessor shall have the option to immediately terminate this Lease without

any further liability hereunder. Such option must be exercised within sixty (60) days of the Lessor receiving written notice of such sale.

(9) PARTIES BOUND

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) ASSIGNMENT

Except as is otherwise provided below, it is mutually understood and agreed that this Lease may be assigned or subleased provided that (a) the Assignee or Sub-Lessee assumes any and all obligations set forth in this Lease; (b) that Lessee is conforming to said Lease and (c) Lessee notifies Lessor in writing at least thirty (30) days in advance of such assignment. Notwithstanding anything else to the contrary in this Lease, this Lease may not be assigned to Island Creek Corporation, or any of its subsidiaries, without the prior written consent of the Lessor.

(11) WARRANTY

The Lessor covenants that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrants the title thereto in fee simple absolute including all coal therein or

thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of the Lessee.

(12) W H E E L A G E R I G H T S

For the consideration of Ten Cents ($0.10) per ton for each ton of clean coal hauled over or under the leased premises, the Lessor grants unto the Lessee the right to haul coal over or under the leased premises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee, and to store refuse from any coal produced by Lessee on, and in the workings in passageways in, the leased premises. Such wheelage charge on all foreign coal hauled over or under the leased premises or through the underground haulways during each calendar month shall be paid on or before the thirtieth (30th) day of the month following the end of each calendar month.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE:

GWENCO, INC.,
a Kentucky Corporation,

By William S. Whitson
Its Sec/Tres

LESSOR:

Mary Ruth Gill
Mary Ruth Gill

STATE OF KENTUCKY,
COUNTY OF Fayette :

The foregoing Coal Lease Agreement was this day produced before me in my above State and County by Mary Ruth Gill, and was acknowledged by said Mary Ruth Gill to be her free act and deed.

WITNESS my hand this 19 day of December, 1990.

My commission expires MY COMM. EXPIRES NOV. 20, 1993.

Donna Jackson Ragland
Notary Public

(NOTARIAL SEAL)

STATE OF KENTUCKY,
COUNTY OF Fayette :

The foregoing Coal Lease Agreement was this day produced before me in my above State and County by William S. Whitson the Secretary of Gwenco, Inc., and was acknowledged by said William S. Whitson to be the free act and deed of said corporation.

WITNESS my hand this 19 day of December, 1990.

My commission expires MY COMM. EXPIRES NOV. 20, 1993.

Donna Jackson Ragland
Notary Public

(NOTARIAL SEAL)

This instrument prepared by:

David H. Lunsford, Esquire
Huddleston, Bolen, Beatty, Porter & Copen
P.O. Box 2185
Huntington, West Virginia 25722

[signature]

COPY

EXHIBIT A

P.N.S. McGill

THIS LEASE AGREEMENT, made and entered into this the 22nd day of October, 1987, by and between MARY R. Gill, single, hereinafter referred to as LESSOR, and Paul Neil Slater with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the ~~Cedar Grove Seam of Coal~~ All Seams of Coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

P.N.S. McGill

TRACT NO. 7A: BEGINNING at a small hickory on top of the hill between the head of Bee Tree Hollow and Falls Branch; thence W 27 W 3 poles to a small hickory; S 51 W 11 poles to hickory on knob between Bee Tree and Burnt House hollow; thence down the point between said Hollow N 50 W 6 4/5 poles to a locust; N 44 W 9 2/5 poles to a chestnut oak; N 36 ½ W 6 poles to a hickory; N 30 W 18 poles to a beech; N. 24 W 11 poles to a white oak; N 2 ½ W 11 4/5 poles to a white oak; n 2½ W 11 4/5 poles to a white oak stump on a bench; N 78 E 1 3/5 poles to a beech; S 65 E 5 1/5 poles to a beech; S 58 ½ E 6 3/5 poles to a beech S 66 E 3 3/5 poles to a beech; S 79 E 3 3/5 poles to a black gum; E 4 poles to a beech corner to Ida Slater, S 25 E 41 4/5 poles to the beginning, containing 5 3/4 acres.

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years and shall be automatically renewable for additional Three (3) year terms until all the mineable and merchantable coal is removed from the premises, and Lessee is producing coal + conforming to said lease

P.N.S. agree

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report and pay lessor for all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

P.N.S. agree

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative

agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury, and property damage and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations. (A copy of certificate of Insurance be liability and Compensation will be furnished to Lessor).

P.N.S. Mrgiel   P.N.S.   Mrgiel

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) TERMINATION

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) PARTIES BOUND

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) ASSIGNMENT

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth hereinafter. Provided that Lessee is conforming to said Lease and notifys Lessor thirty (30) days in advance.

P.A.S. Margaret

(11) WARRANTY

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of

the lessee.

(12) W H E E L A G E   R I G H T S

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased premises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE:

Paul N. Slater

Paul N. Slater

P.N.S
MRG

LESSOR:

Mary Ruth Gill

Mary Ruth Gill

1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF Kentucky

COUNTY OF Pike.

The foregoing Lease Agreement was this day produced before me in my above State and County by PAUL N SLATER and was acknowledged by said PAUL N SLATER to be his/her free act and deed.

WITNESS my hand this 22nd day of October.

1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

This instrument was prepared by
Paul N. Slater
HC 61 Box 770
Turkey Creek, KY 41570
Paul Neil Slater

9:52 A.M.

STATE OF KENTUCKY
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Assignment was on the 24th day of August, 1990, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 27th day of August 1990

LILLIAN PEARL ELLIOTT, Clerk

By Glenda Hall, D.C.

BOOK 640 .228

ASSIGNMENT

This Assignment, made and entered into this 22 day of August, 1990, by and between PAUL NEIL SLATER, hereinafter referred to as "Assignor", and GWENCO, INC., a Kentucky corporation, hereinafter referred to as "Assignee".

Ky Rt 292, Turkey Ck Rd, P.O. Box 640, Turkey Ck, Ky 41570

WHEREAS, by an instrument entitled Lease Agreement (the "Lease", a copy of which is attached hereto as Exhibit A) dated October 22, 1987, Mary R. Gill leased to Paul Neil Slater the right to mine all seams of coal on certain tracts or parcels of land situated in Pike County, Kentucky, located at Fall's Branch of Turkey Creek; and

WHEREAS, Assignor has agreed to assign the Lease to Assignee;

NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, and in consideration of the premises and covenants and agreements herein contained, Assignor does hereby assign, transfer and set over unto Assignee all of his right, title and interest in and to the Lease and all rights and benefits of any kind belonging to or for the benefit of the lessee under the Lease, and Assignee does hereby accept this Assignment and covenants and agrees that it will faithfully keep and perform all the terms, covenants and conditions of the Lease, and assumes any and all obligations under the Lease.

WITNESS, the following signatures and seals as of this 22 day of August, 1990.

Paul Neil Slater

Paul Neil Slater

GWENCO, INC.,
a Kentucky corporation.

By Paul N. Slater
Its PRESIDENT

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater.

Linda Jameson
Notary Public

MY COMMISSION EXPIRES 12/14/93

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater as President of Gwenco, Inc., who signed said instrument on behalf of said corporation.

Linda Jameson
Notary Public

MY COMMISSION EXPIRES 12/14/93

This instrument was prepared by:

Fred Williams
L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

ASSIGNMENT

This Assignment, made and entered into this 22 day of August, 1990, by and between PAUL NEIL SLATER, hereinafter referred to as "Assignor", and GWENCO, INC., a Kentucky corporation, hereinafter referred to as "Assignee".

WHEREAS, by an instrument entitled Lease Agreement (the "Lease", a copy of which is attached hereto as Exhibit A) dated October 22, 1987, Mary R. Gill leased to Paul Neil Slater the right to mine all seams of coal on certain tracts or parcels of land situated in Pike County, Kentucky, located at Fall's Branch of Turkey Creek; and

WHEREAS, Assignor has agreed to assign the Lease to Assignee;

NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, and in consideration of the premises and covenants and agreements herein contained, Assignor does hereby assign, transfer and set over unto Assignee all of his right, title and interest in and to the Lease and all rights and benefits of any kind belonging to or for the benefit of the lessee under the Lease, and Assignee does hereby accept this Assignment and covenants and agrees that it will faithfully keep and perform all the terms, covenants and conditions of the Lease, and assumes any and all obligations under the Lease.

WITNESS, the following signatures and seals as of this 22 day of August, 1990.

Paul Neil Slater

GWENCO, INC.,
a Kentucky corporation.

By Paul N. Slater
Its President

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater.

Linda C. Jameson
Notary Public

MY COMMISSION EXPIRES 12/14/93

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater as President of Gwenco, Inc., who signed said instrument on behalf of said corporation.

Linda C. Jameson
Notary Public

MY COMMISSION EXPIRES 12/14/93

This instrument was prepared by:

Fred Williams
L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722